                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 24, 2004
                Date of report (Date of earliest event reported)

                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact name of registrant as specified in charter)

              Tennessee                 000-4491                62-0803242
   ----------------------------     ----------------       -------------------
   (State or Other Jurisdiction     (Commission File          (IRS Employer
          of Incorporation)              Number)           Identification No.)

               165 Madison Avenue
               Memphis, Tennessee                                  38103
     ----------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip code)

        Registrant's telephone number including area code: (901) 523-4444

                                       N/A
          -------------------------------------------------------------
          (Former Name or former address, if changed since last report)




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Item 5. Other Event.

          On March 29, 2004, First Tennessee Capital II, a Delaware statutory trust (the "Trust"), the Common Securities of which are owned by the Registrant, issued 200,000 of its 6.30% Capital Securities, Series B (the "Capital Securities"), which represent beneficial interests in the assets of the Trust, in a public offering registered under the Securities Act of 1933, under Registration Statement No. 333-17457-02. The sole asset of the Trust is $206,186,000 in aggregate principal amount of the 6.30% Junior Subordinated Deferrable Interest Debentures, Series B, of the Registrant, also issued on March 29, 2004. In addition, pursuant to the Guarantee Agreement referred to below, and to the extent set forth therein, the Registrant has guaranteed the obligations of the Trust under the Capital Securities.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

          The following exhibits are filed herewith:

--------------------------------------------------------------------------------
Exhibit Number   Description
--------------------------------------------------------------------------------
      1          Underwriting Agreement, dated March 24, 2004, among First
                 Tennessee National Corporation, First Tennessee Capital II and
                 FTN Financial Securities Corp.
--------------------------------------------------------------------------------
     4.1         Certificate Representing the 6.30% Junior Subordinated
                 Deferrable Interest Debentures, Series B, of First Tennessee
                 National Corporation.
--------------------------------------------------------------------------------
     4.2         Amended and Restated Trust Agreement, dated as of March 29,
                 2004, of First Tennessee Capital II, among First Tennessee
                 National Corporation, as Depositor, The Bank of New York, as
                 Property Trustee, The Bank of New York (Delaware), as Delaware
                 Trustee, and the Administrative Trustees named therein.
--------------------------------------------------------------------------------
     4.3         Certificate Representing the 6.30% Capital Securities, Series
                 B, of First Tennessee Capital II.
--------------------------------------------------------------------------------
     4.4         Guarantee Agreement, dated as of March 29, 2004, between First
                 Tennessee National Corporation, as Guarantor, and The Bank of
                 New York, as Trustee.
--------------------------------------------------------------------------------


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST TENNESSEE NATIONAL CORPORATION


                                          By:  /s/ Marlin L. Mosby, III
                                              --------------------------------
                                              Name:  Marlin L. Mosby, III
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

DATED: March 30, 2004


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                                  EXHIBIT INDEX

Exhibit
Number    Description
--------------------------------------------------------------------------------
1         Underwriting Agreement, dated March 24, 2004, among First Tennessee
          National Corporation, First Tennessee Capital II and FTN Financial
          Securities Corp.

4.1       Certificate Representing the 6.30% Junior Subordinated Deferrable
          Interest Debentures, Series B, of First Tennessee National
          Corporation.

4.2       Amended and Restated Trust Agreement, dated as of March 29, 2004, of
          First Tennessee Capital II, among First Tennessee National
          Corporation, as Depositor, The Bank of New York, as Property Trustee,
          The Bank of New York (Delaware), as Delaware Trustee, and the
          Administrative Trustees named therein.

4.3       Certificate Representing the 6.30% Capital Securities, Series B, of
          First Tennessee Capital II.

4.4       Guarantee Agreement, dated as of March 29, 2004, between First
          Tennessee National Corporation, as Guarantor, and The Bank of New
          York, as Trustee.


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                            STATEMENT OF DIFFERENCES
                            ------------------------
The section symbol shall be expressed as................................'SS'